SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 15, 2004

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of in Company)	0-26001 (Commission File Number)	22-3640393 (IRS Employer Identification No.)

WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (201) 967-1900

Not Applicable
(Former name or former address, if changed since 1st report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EX-99.1: PRESS RELEASE

Items 1, 2, 3, 4, 5, 6, 8, 9, 10, and 11. Not Applicable.

Item 7. Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description
99.1	Press release, dated April 15, 2004, announcing first quarter financial results for the period ended March 31, 2004.

Item 12. Results of Operations and Financial Condition.

On April 15, 2004, Hudson City Bancorp, Inc. (the “Company”), the holding company for Hudson City Savings Bank, issued a press release announcing first quarter financial results for the period ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

	By:	/s/ Denis J. Salamone

Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

Dated: April 16, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated April 15, 2004, announcing first quarter financial results for the period ended March 31, 2004.